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                                                              Exhibit 99.1 (b) 2
                                                                 Q4 GAAP RESULTS

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
NATIONAL DATA CORPORATION AND SUBSIDIARIES

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(In thousands, except per share data)
-------------------------------------------------------------------------------------


                                                          Three Months Ended May 31,
                                                          ---------------------------
                                                               2001          2000
                                                          ---------------------------
Revenues:
     Information management                                   $39,144    $  35,359
     Network services and systems                              52,899       39,848
     Divested businesses                                            -       13,851
                                                          ---------------------------
                                                               92,043       89,058
-------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                           45,693       44,898
     Sales, general and administrative                         20,468       20,909
     Depreciation and amortization                              9,163        8,692
                                                          ---------------------------
                                                               75,324       74,499
                                                          ---------------------------
Operating income                                               16,719       14,559
-------------------------------------------------------------------------------------
Other income (expense):
     Interest and other income                                    624          719
     Interest and other expense                                (2,348)      (1,506)
     Non-cash valuation adjustment in Medscape investment      (6,953)      (9,738)
     Minority interest in loss                                    413            -
                                                          ---------------------------
                                                               (8,264)     (10,525)
                                                          ---------------------------
Income before income taxes and discontinued operations          8,455        4,034
Provision for income taxes                                      3,256        1,472
-------------------------------------------------------------------------------------
Income before discontinued operations                           5,199        2,562
Discontinued operations - net of tax                                -      (33,390)
-------------------------------------------------------------------------------------
     Net income (loss)                                        $ 5,199    $ (30,828)
                                                          ---------------------------

Basic earnings (loss) per share:
     Income before discontinued operations                    $  0.15    $    0.08
                                                          ---------------------------
     Discontinued operations - net of tax                     $     -    $   (1.02)
                                                          ---------------------------
     Basic earnings (loss) per share                          $  0.15    $   (0.94)
                                                          ---------------------------
Diluted earnings (loss) per share:
     Income before discontinued operations                    $  0.15    $    0.08
                                                          ---------------------------
     Discontinued operations - net of tax                     $     -    $   (1.02)
                                                          ---------------------------
     Diluted earnings (loss) per share                        $  0.15    $   (0.94)
                                                          ---------------------------
Basic shares                                                   33,970       32,755
                                                          ===========================
Diluted shares                                                 35,368       32,755
                                                          ===========================

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                                                 Press Release Attachment Page 2